UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2009

ARMSTRONG WORLD INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	1-2116	23-0366390
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

2500 Columbia Avenue, Lancaster, Pennsylvania 17603
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (717) 397-0611

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On September 22, 2009, the Board of Directors (“Board”) of Armstrong World Industries, Inc. (the “Company”) elected, by unanimous written consent, David Bonderman, Kevin R. Burns, James C. Melville and Edward E. Steiner to fill the vacancies on the Board created by the previously announced resignations of Robert C. Garland, Russell F. Peppet, Arthur J. Pergament, and the Hon. Alexander M. Sanders, Jr. None of Messrs. Bonderman, Burns, Melville and Steiner was appointed to a committee of the Board, nor are they currently expected to be.

Pursuant to a shareholders’ agreement between Armor TPG Holdings LLC (“Armor TPG”) and the Armstrong World Industries, Inc. Asbestos Personal Injury Settlement Trust (the “Trust”), as previously disclosed, the Trust and Armor TPG have agreed to take all necessary action to cause the Company’s Board to include two persons nominated by the Trust and, subject to certain conditions, two persons nominated by Armor TPG. Messrs. Bonderman and Burns were selected by Armor TPG, and Messrs. Melville and Steiner were selected by the Trust, and Armor TPG and the Trust submitted their candidates to the Nominating and Governance Committee of the Board.

A press release dated September 23, 2009, announcing the election of Messrs. Bonderman, Burns, Melville and Steiner to the Board is attached hereto as Exhibit 99.1.

Forward Looking Statement

These materials contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Such statements provide expectations or forecasts of future events. Our outcomes could differ materially due to known and unknown risks and uncertainties, including: lower construction activity reducing our market opportunities; availability and costs for raw materials and energy; risks related to our international trade and business; business combinations among competitors, suppliers and customers; risks related to capital investments and restructurings; reduced business with key customers; and other factors disclosed in our recent reports on Forms 10-K, 10-Q and 8-K filed with the SEC. We undertake no obligation to update any forward-looking statement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

No. 99.1 Press Release of Armstrong World Industries, Inc. dated September 23, 2009, announcing the election of Messrs. Bonderman, Burns, Melville and Steiner to the Board.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 23, 2009

ARMSTRONG WORLD INDUSTRIES, INC.

By:	/s/ Jeffrey D. Nickel
Name:	Jeffrey D. Nickel
Title:	Senior Vice President, Secretary and General Counsel

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INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Armstrong World Industries, Inc. press release dated September 23, 2009.